                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated March 20, 1998 on the financial statements of JDR Holdings, Inc. and subsidiaries for the period from May 29, 1997 to December 31, 1997 and to all references to our firm in this Post-Effective Amendment No. 1 to this Registration Statement on Form S-4 (File No. 333-73087).



                                                       /s/ Arthur Andersen LLP
                                                       -------------------------
                                                       ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
March 3, 1999